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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2007

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Michigan                      000-20202                 38-1999511
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

25505 West Twelve Mile Road, Suite 3000,
          Southfield, Michigan                                    48034-8339
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 248-353-2700

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a) On June 14, 2007, the Company executed the Third Amendment (the "Amendment"), dated as of June 14, 2007, to the Fourth Amended and Restated Credit Agreement (the "Revised Credit Agreement"), dated February 7, 2006, between the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent for the Banks. The Amendment extends the maturity of the credit facility from June 20, 2008 to June 20, 2009. The Amendment also reduces the amount of the facility from $135 million to $75 million because the amount of borrowings available under this facility and the Company's $325 million warehouse facility exceed the Company's current borrowing needs. The interest rate on borrowings under the facility has been reduced from the prime rate or 1.30% over the Eurocurrency rate, at the Company's option, to the prime rate minus 1.65% or 1.25% over the Eurocurrency rate, at the Company's option. In addition, the borrowing base limitation was modified to increase the advance rate from 75% to 80% of the net book value of Dealer Loans and from 75% to 80% of the net book value of Consumer Loans purchased by the Company. The Amendment also relaxed the funded debt to tangible net worth ratio and fixed charge coverage ratio financial covenants, eliminated the minimum tangible net worth covenant and added a covenant requiring positive consolidated net income as of the end of each fiscal quarter (calculated for the two fiscal quarters then ending). The Revised Credit Agreement continues to be secured by a lien on most of the Company's assets. The Revised Credit Agreement is attached as Exhibit 4(c)(21) to this Form 8-K and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On June 14, 2007, the Company issued a press release announcing the execution of the Revised Credit Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          4(c)(19) First Amendment, dated as of September 20, 2006, to Fourth Amended and Restated Credit Agreement, dated February 7, 2006, between the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent for the Banks

          4(c)(20) Second Amendment, dated as of January 19, 2007, to Fourth Amended and Restated Credit Agreement (the "Revised Credit Agreement"), dated February 7, 2006, between the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent for the Banks

          4(c)(21) Third Amendment, dated as of June 14, 2007, to Fourth Amended and Restated Credit Agreement (the "Revised Credit Agreement"), dated February 7, 2006, between the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent for the Banks.

          99.1 Press Release dated June 14, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT ACCEPTANCE CORPORATION
                                        (Registrant)


                                        By: /s/ Douglas W. Busk
                                            ------------------------------------
                                            Douglas W. Busk
                                            Treasurer
                                            June 19, 2007